UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2017 (August 1, 2017)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On August 1, 2017, pursuant to the terms of the Amended and Restated Agreement and Plan of Merger, dated July 14, 2017 (the “Merger Agreement”), by and among HD Supply Holdings, LLC, a Florida limited liability company (“Holdings LLC”), HD Supply GP & Management, Inc., a Delaware corporation (“GP” and, together with Holdings LLC, “Sellers”), HD Supply Waterworks Group, Inc., a Delaware corporation (“WW Group”), HD Supply Waterworks, Ltd., a Florida limited partnership (“Waterworks Ltd.”), CD&R Plumb Buyer, LLC, a Delaware limited liability company (“Buyer”), CD&R Waterworks Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), CD&R WW, LLC, a Delaware limited liability company (“Blocker”), CD&R WW Merger Sub, LLC, a Delaware limited liability company (“Blocker Merger Sub”), and (solely as guarantor of Sellers’ obligations under the Merger Agreement) HD Supply, Inc., a Delaware corporation (“HDS”), an indirect wholly-owned subsidiary of HD Supply Holdings, Inc. (“Holdings”),  Sellers and certain affiliates of Sellers completed the sale to Buyer of HD Supply’s Waterworks business (“Waterworks”).  The purchase price for the transaction was $2.5 billion in cash, subject to a post-closing working capital adjustment.

The Merger Agreement amended and restated the Purchase Agreement, previously announced on June 6, 2017 (the “Original Purchase Agreement”), by and among Holdings LLC, GP, Buyer, and HDS (solely as a guarantor of Sellers’ obligations under the Original Purchase Agreement), pursuant to which Buyer agreed, on the terms and subject to the conditions set forth in the Merger Agreement, to acquire Waterworks.  The Original Purchase Agreement was amended and restated to change the transaction structure from a purchase by Buyer of all of the equity interests of each of WW Group and Waterworks Ltd., other than the equity interests of Waterworks Ltd. owned by WW Group, from Sellers, as well as certain other assets used in the Waterworks business, to a two-tiered merger structure. Pursuant to the two-tiered merger structure, on August 1, 2017, Blocker acquired Waterworks through the merger of Merger Sub with and into Waterworks Ltd. (the “Waterworks Ltd. Merger”). Waterworks Ltd. survived the Waterworks Ltd. Merger as a subsidiary of Buyer and, immediately after the Waterworks Ltd. Merger, Buyer acquired WW Group through the merger of Blocker Merger Sub with and into WW Group (the “Blocker Merger”). WW Group survived the Blocker Merger as a subsidiary of Blocker and, immediately after the Blocker Merger, Waterworks Ltd. acquired certain other assets used in the Waterworks business from certain affiliates of Sellers.  The material terms of the Merger Agreement are the same as the corresponding material terms of the Original Purchase Agreement, a description of which is included under Item 1.01 of the Current Report on the Form 8-K filed by HDS and Holdings with the U.S. Securities and Exchange Commission (the “SEC”) on June 6, 2017, including the purchase price for the transaction of $2.5 billion in cash, subject to a post-closing working capital adjustment.

This summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is incorporated by reference as Exhibit 2.1 hereto, and is incorporated by reference into this Item 2.01.

The representations, warranties and covenants contained in the Merger Agreement are solely for the benefit of the parties to the Merger Agreement. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants or agreements, or any descriptions thereof as characterizations of the actual state of facts or condition of any party to the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated statements of operations of Holdings for the three months ended April 30, 2017 and the fiscal years ended January 29, 2017, January 31, 2016, and February 1, 2015 and the unaudited pro forma consolidated balance sheet as of April 30, 2017 are included as Exhibit 99.1 hereto and are incorporated herein by reference. The pro forma financial statements reflect adjustments for the sale of Waterworks, a business of Holdings, and the use of proceeds from the sale.   The Issuer has filed these unaudited pro forma consolidated financial statements (i) in connection with the closing of the transaction described in Item 2.01 to this Form 8-K, and (ii) to amend and update certain information previously provided for the convenience of investors under Item 9.01 of that certain Current Report on Form 8-K filed on June 6, 2017 in response to certain comments received from the SEC.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Amended and Restated Agreement and Plan of Merger, dated as of July 14, 2017, by and among HD

Supply Holdings, LLC, HD Supply GP & Management, Inc., HD Supply Waterworks Group, Inc., HD Supply Waterworks, Ltd., HD Supply, Inc., CD&R Plumb Buyer, LLC, CD&R Waterworks Merger Sub, LLC, CD&R WW, LLC, and CD&R Merger Sub, LLC

99.1	Unaudited pro forma consolidated financial statements of HD Supply Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2017	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2017	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1

Amended and Restated Agreement and Plan of Merger, dated as of July 14, 2017, by and among HD Supply Holdings, LLC, HD Supply GP & Management, Inc., HD Supply Waterworks Group, Inc., HD Supply Waterworks, Ltd., HD Supply, Inc., CD&R Plumb Buyer, LLC, CD&R Waterworks Merger Sub, LLC, CD&R WW, LLC, and CD&R WW Merger Sub, LLC

99.1	Unaudited pro forma consolidated financial statements of HD Supply Holdings, Inc.